                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-852

                             FPA PARAMOUNT FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  September 30, 2004

Item 1.           Report to Stockholders.

FPA PARAMOUNT FUND, INC.

ANNUAL REPORT


[FPA PARAMOUNT FUND, INC. LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

42074

SEPTEMBER 30, 2004

                             LETTER TO SHAREHOLDERS

     I am pleased to report that FPA Paramount Fund, after several years of only modest changes in total assets, has now exceeded $200 million for the first time in many years. This represents an almost doubling in size in the past year, and close to tripling since the low point of the first quarter of 2003.

     The stock market has been relatively flat so far this year with a 4% advance in the small-cap Russell 2000, but only a 2% gain in the S&P and a 5% decline in the Nasdaq. Paramount's performance has been solid with a gain of 8.2% year-to-date. For the longer 3-year period, Paramount's annual return of 17.6% is about 3 1/2 points ahead of the benchmark Russell 2500 and far above the S&P and Nasdaq.

                                              PERIODS ENDED SEPTEMBER 30, 2004
                                             -----------------------------------
                                                                THREE     FIVE
                                             QUARTER    YTD     YEARS*   YEARS*
                                             -------   -----    ------   -------
Paramount                                     (0.4)%    8.2%    17.6%     7.2%**
Russell 2500                                  (2.5)%    3.6%    14.1%     9.4%
S & P 500                                     (1.9)%    1.5%     4.1%    (1.3)%
Nasdaq                                        (7.4)%   (5.3)%    8.2%    (7.1)%

 * Annualized Returns
** Includes 6 months (October '99 to March '00) under prior portfolio manager.

     Paramount has for several years owned shares in two companies. LINCARE and RENAL CARE, which in addition to having similar names, operate businesses which are alike in two crucial aspects -- both provide life-saving services to very ill and mostly elderly patients, and both receive a large portion of their revenue from Medicare.

     Having Medicare as your principal payer has both positive and negative aspects. In the plus column, Medicare pays their bills promptly and is free of credit risk. As a negative, however, Medicare reimbursement rates are subject to change at the whim of Congress or the CMS (Center for Medicare Services) -- and more likely down than up. In addition, there have been, from time to time, Federal investigations into possible fraudulent activities by companies providing services payable by Medicare. Such investigations have involved Lincare and Renal Care, as well as their industry competitors, though with no adverse outcomes -- so far.

     Within the past year, these negative features of doing business with Medicare have come to the fore for both Lincare and Renal Care. First, a reduction in the rates paid to oxygen providers like Lincare, and more recently a Federal investigation into several aspects of dialysis providers' operations, with subpoenas issued to Renal Care and other industry participants.

     Lincare, a company we first purchased in June 2000, provides oxygen to patients in their home. These patients have compromised heart and lung functions, generally associated with either emphysema (from smoking), or congestive heart failure. Supplemental oxygen improves their quality of life and lets them stay in their own homes. Lincare, along with Apria Healthcare are the leading companies and each have about 20% of a highly fragmented market.

     As an investment, we are attracted by Lincare's industry leading operating margins of 35% as well as its 30% plus return on equity and solid balance sheet. It has also demonstrated the ability to grow rapidly by opening new offices and acquiring smaller competitors.

     The Medicare Modernization Act, signed in December 2003, contained some provisions which threatened to significantly reduce the revenues of oxygen providers like Lincare. This would involve both asthma and other drugs provided by the oxygen companies as well as the basic rate for oxygen equipment.

     In response to the impending changes, Lincare's stock price declined from over $40 to about $30, or almost 30%. Our response to the price decline was to significantly add to Paramount's position. We did this for two reasons. First, we believed that the worst case reimbursement changes directed by Congress would result in the exit from the business of many smaller operators, with severe negative effects on the mostly elderly oxygen-using population. Since the CMS, the federal agency overseeing Medicare, has considerable discretion in making the changes, we did not expect the worst case to be implemented. Second, Lincare has demonstrated in the past that it can take advantage of adverse environments. In the late 1990s, for example, Medicare rates were reduced by 30% over a two-year period. Lincare responded by cutting costs and taking market share from weakened competitors, with the result that its earnings actually went up. While we certainly did not expect an earnings increase, we expected Lincare to greatly outperform its competitors in the coming challenging period.

     Recently, Lincare shareholders received some good news. The CMS concluded, after extensive analysis, that the planned reduction of drug reimbursement to cost plus 6% was too severe and that an additional dispensing fee of about $60 per month was required. In response to this, Lincare's stock price jumped about 20% to $36 per share.

     The issue of how large a reduction there will be in the charge for oxygen equipment is yet to be resolved, but a cut of 10 - 15% is likely. Though severe, we are confident that with a combination of cost reductions and rapid market share growth, Lincare will offset the worst impact of the cuts.

     Renal Care, added to Paramount's portfolio in July 2002, operates dialysis centers. Its patients suffer from end-stage renal disease (ESRD) and must receive dialysis three times a week in order to survive. There are about 300,000 ESRD patients in the United States. The disease is often the result of years of high blood pressure or diabetes. Our ability to control hypertension has improved over the past decade or two, making it a declining, but nevertheless still large problem. In contrast, the incidence of diabetes is increasing rapidly and advances in treatment have not been dramatic.

     Like Lincare, Renal Care has industry leading margins and has grown steadily through both internal expansion and acquisition of small competitors.

     In late October of this year, both Renal Care and the other leading dialysis chains received Department of Justice subpoenas which appear to be focused on the related issues of PTH (Parathyroid Hormone) testing and administration of Vitamin D. Both PTH and Vitamin D are involved in the regulation of levels of calcium and phosphorus in the body, which is crucial to health and quite difficult to control in ESRD patients.

     Industry analysts are generally mystified by the government's motivation in this subpoena. Not only is PTH testing and Vitamin D therapy a relatively small 6% of dialysis companies' revenues, but the medical challenges involved in this area make it very likely that changes in test frequency or Vitamin D drug selection are driven entirely by the decisions of individual physicians.

     Renal Care's stock declined about 10% on the news of the investigation and we took the opportunity to add to our position.

Respectfully submitted,

/s/ Eric S. Ende
Eric S. Ende
President & Portfolio Manager
November 1, 2004

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER MID-CAP CORE FUND AVERAGE FROM OCTOBER 1, 1994 TO SEPTEMBER 30, 2004

[CHART]

       FPA PARAMOUNT FUND, INC.   FPA PARAMOUNT FUND, INC. (NAV)   RUSSELL 2500 INDEX   LIPPER MID-CAP CORE FUND AVERAGE
1994           $  9,350                      $ 10,000                     $ 10,000                   $ 10,000
1995           $ 10,389                      $ 11,111                     $ 12,547                   $ 12,100
1996           $ 12,510                      $ 13,380                     $ 14,534                   $ 14,399
1997           $ 14,724                      $ 15,748                     $ 19,521                   $ 18,575
1998           $ 11,079                      $ 11,849                     $ 16,316                   $ 17,089
1999           $ 10,326                      $ 11,044                     $ 19,869                   $ 20,250
2000           $  8,083                      $  8,644                     $ 25,737                   $ 27,915
2001           $  8,980                      $  9,605                     $ 20,906                   $ 21,941
2002           $  9,127                      $  9,761                     $ 19,349                   $ 20,353
2003           $ 12,128                      $ 12,971                     $ 26,235                   $ 26,092
2004           $ 14,624                      $ 15,641                     $ 31,086                   $ 30,422

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                  YEARS ENDED SEPTEMBER 30, 2004
                                                  ------------------------------
FPA PARAMOUNT FUND, INC.                           1 YEAR    5 YEARS   10 YEARS
------------------------                          --------   -------   ---------
At Net Asset Value                                 20.57%     7.21%      4.57%
With Maximum 5.25% Sales Charge                    14.24%     6.06%      4.01%

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $14,624 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $15,641. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions. The current portfolio managers, Eric S. Ende and Steven R. Geist, have been primarily responsible for the management of the portfolio since April 1, 2000.

                                PORTFOLIO SUMMARY
                               September 30, 2004

                 COMMON STOCKS                                      74.2%
                 Producer Durable Goods                    13.1%
                 Health Care                               12.2%
                 Energy                                     9.4%
                 Technology                                 8.5%
                 Business Services & Supplies               6.8%
                 Retailing                                  6.0%
                 Distribution                               4.6%
                 Banking                                    3.6%
                 Entertainment                              3.6%
                 Insurance                                  3.1%
                 Materials                                  2.6%
                 Transportation                             0.7%
                 SHORT-TERM CORPORATE NOTES                         25.7%
                 OTHER ASSETS AND LIABILITIES, NET                   0.1%
                                                                   -----
                 TOTAL NET ASSETS                                  100.0%
                                                                   =====

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2004
                                   (Unaudited)

                                                                         SHARES
                                                                        --------
NET PURCHASES
COMMON STOCKS
Arthur J. Gallagher & Co. (1)                                            119,800
Bio-Rad Laboratories, Inc.                                                72,500
CarMax, Inc.                                                             167,500
Cognex Corporation                                                       112,500
Crane Co.                                                                 65,000
Engelhard Corporation                                                     67,500
Health Management Associates, Inc.                                       123,800
Inveresk Research Group, Inc. (1)                                         40,500
Invitrogen Corporation (1)                                                45,000
Lincare Holdings, Inc.                                                    65,000
Noble Corporation                                                         45,000
North Fork Bancorporation                                                 65,000
O'Reilly Automotive, Inc.                                                 49,400
Oshkosh Truck Corporation (1)                                             60,000
SanDisk Corporation                                                      100,000

NET SALES
COMMON STOCKS
National Commerce Financial Corporation (2)                              145,000
Ocular Sciences, Inc.                                                     58,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2004

                                                                        SHARES           VALUE
                                                                     ------------    -------------
COMMON STOCKS

PRODUCER DURABLE GOODS -- 13.1%
Cognex Corporation                                                        245,000    $   6,419,000
Crane Co.                                                                 175,000        5,061,000
Graco Inc.                                                                121,500        4,070,250
IDEX Corporation                                                          105,750        3,591,270
Oshkosh Truck Corporation                                                  60,000        3,423,600
Zebra Technologies Corporation (Class A)*                                  78,000        4,758,780
                                                                                     -------------
                                                                                     $  27,323,900
                                                                                     -------------
HEALTH CARE -- 12.2%
Bio-Rad Laboratories, Inc.*                                                82,500    $   4,215,750
Health Management Associates, Inc.                                        205,000        4,188,150
Invitrogen Corporation*                                                    45,000        2,474,550
Landauer, Inc.                                                              4,500          211,185
Lincare Holdings, Inc.*                                                   185,000        5,496,350
Ocular Sciences, Inc.*                                                     65,000        3,118,050
Renal Care Group, Inc.                                                    172,500        5,559,675
                                                                                     -------------
                                                                                     $  25,263,710
                                                                                     -------------
ENERGY -- 9.4%
Cal Dive International, Inc.*                                             210,000    $   7,480,200
Noble Drilling Corporation*                                               165,000        7,416,750
Tidewater Inc.                                                            142,500        4,638,375
                                                                                     -------------
                                                                                     $  19,535,325
                                                                                     -------------
TECHNOLOGY -- 8.5%
Advanced Fibre Communications, Inc.*                                      225,000    $   3,577,500
KEMET Corporation*                                                         52,500          424,725
Plantronics, Inc.                                                         117,700        5,089,348
SanDisk Corporation*                                                      260,000        7,571,200
TriQuint Semiconductor, Inc.*                                             248,746          970,109
                                                                                     -------------
                                                                                     $  17,632,882
                                                                                     -------------
BUSINESS SERVICES & SUPPLIES -- 6.8%
Charles River Laboratories International, Inc.                             51,100    $   2,340,380
HNI Corporation                                                            86,200        3,411,796
Inveresk Research Group, Inc.*                                             40,500        1,494,045
Manpower Inc.                                                              72,500        3,225,525
Office Depot, Inc.*                                                       240,000        3,607,200
                                                                                     -------------
                                                                                     $  14,078,946
                                                                                     -------------
RETAILING -- 6.0%
CarMax, Inc.*                                                             277,496    $   5,980,039
O'Reilly Automotive, Inc.*                                                170,000        6,509,300
                                                                                     -------------
                                                                                     $  12,489,339
                                                                                     -------------
DISTRIBUTION -- 4.6%
Black Box Corporation                                                      60,000    $   2,217,000
ScanSource Inc.*                                                          115,000        7,337,000
                                                                                     -------------
                                                                                     $   9,554,000
                                                                                     -------------

                                                                      SHARES OR
                                                                      PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------    -------------
COMMON STOCKS -- Continued

BANKING -- 3.6%
North Fork Bancorporation                                                 170,000    $   7,556,500
                                                                                     -------------
ENTERTAINMENT -- 3.6%
CEC Entertainment, Inc.*                                                   85,000    $   3,123,750
Carnival Corporation                                                       90,000        4,256,100
                                                                                     -------------
                                                                                     $   7,379,850
                                                                                     -------------
INSURANCE -- 3.1%
Brown & Brown, Inc.                                                        55,000    $   2,513,500
Gallagher & Co., Arthur J.                                                119,800        3,968,974
                                                                                     -------------
                                                                                     $   6,482,474
                                                                                     -------------
MATERIALS -- 2.6%
Engelhard Corporation                                                     192,500    $   5,457,375
                                                                                     -------------

TRANSPORTATION -- 0.7%
Heartland Express, Inc.                                                    62,000    $   1,153,125
Knight Transportation, Inc.*                                               15,750          337,365
                                                                                     -------------
                                                                                     $   1,490,490
                                                                                     -------------

TOTAL COMMON STOCKS -- 74.2% (Cost $116,528,958)                                     $ 154,244,791
                                                                                     -------------

SHORT-TERM INVESTMENTS -- 25.7%
Short-term Corporate Notes:
  American General Finance Corporation -- 1.84% 10/1/04              $  4,295,000    $   4,295,000
  Toyota Motor Credit Corporation -- 1.71% 10/8/04                      8,183,000        8,180,279
  General Electric Capital Services, Inc. -- 1.66% 10/12/04             9,000,000        8,995,435
  Citigroup Inc. -- 1.60% 10/13/04                                      8,300,000        8,295,573
  Federal Home Loan Bank Discount Note -- 1.70% 10/15/04                6,397,000        6,392,771
  Dupont (E.I.) De Nemours & Co. -- 1.67% 10/18/04                      4,321,000        4,317,592
  AIG Funding, Inc. -- 1.75% 10/25/04                                   9,000,000        8,989,500
  General Electric Company -- 1.76% 10/27/04                            4,000,000        3,994,916
                                                                                     -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $53,461,066)                                      $  53,461,066
                                                                                     -------------

TOTAL INVESTMENTS -- 99.9% (Cost $169,990,024)                                       $ 207,705,857
Other assets and liabilities, net -- 0.1%                                                  200,947
                                                                                     -------------
TOTAL NET ASSETS -- 100%                                                             $ 207,906,804
                                                                                     =============

* Non-income producing security

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2004

ASSETS
  Investments at value:
   Investment securities -- at market value
     (identified cost $116,528,958)                                  $  154,244,791
   Short-term investments -- at amortized cost
     (maturities 60 day or less)                                         53,461,066   $   207,705,857
                                                                     --------------
  Cash                                                                                            141
  Receivable for:
   Investment securities sold                                        $      835,673
   Capital stock sold                                                       436,280
   Dividends and accrued interest                                            35,400         1,307,353
                                                                     --------------   ---------------
                                                                                      $   209,013,351

LIABILITIES
  Payable for:
   Investment securities purchased                                   $      732,742
   Capital stock repurchased                                                212,670
   Advisory fees and financial services                                     126,235
   Accrued expenses                                                          34,900         1,106,547
                                                                     --------------   ---------------

NET ASSETS                                                                            $   207,906,804
                                                                                      ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share: authorized
   100,000,000 shares; outstanding 15,976,218 shares                                  $     3,994,055
  Additional Paid-in Capital                                                              328,756,176
  Accumulated net realized loss on investments                                           (162,559,260)
  Unrealized appreciation of investments                                                   37,715,833
                                                                                      ---------------

NET ASSETS                                                                            $   207,906,804
                                                                                      ===============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                          $         13.01
                                                                                      ===============

Maximum offering price per share
  (100/94.75 of per share net asset value)                                            $         13.73
                                                                                      ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2004

INVESTMENT INCOME
   Interest                                                                           $       285,826
   Dividends                                                                                  905,749
                                                                                      ---------------
                                                                                      $     1,191,575

EXPENSES -- Note 3:
   Advisory fees                                                     $      955,928
   Transfer agent fees and expenses                                         149,580
   Financial services                                                       139,373
   Directors' fees and expenses                                              38,579
   Reports to shareholders                                                   34,081
   Custodian fees and expenses                                               31,346
   Registration fees                                                         27,808
   Audit fees                                                                24,000
   Insurance                                                                  8,899
   Legal fees                                                                 6,495
   Other expenses                                                             1,886         1,417,975
                                                                     --------------   ---------------
          Net investment loss                                                         $      (226,400)
                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
   Proceeds from sales of investment securities (excluding
     short-term investments with maturities of 60 days or less)      $   18,151,931
   Cost of investment securities sold                                    11,164,541
                                                                     --------------
     Net realized gain on investments                                                 $     6,987,390
Unrealized appreciation of investments:
   Unrealized appreciation at beginning of year                      $   19,202,320
   Unrealized appreciation at end of year                                37,715,833
                                                                     --------------
     Increase in unrealized appreciation of investments                                    18,513,513
                                                                                      ---------------

          Net realized and unrealized gain on investments                             $    25,500,903
                                                                                      ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $    25,274,503
                                                                                      ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------
                                                                 2004                              2003
                                                   -------------------------------   --------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                              $     (226,400)                   $     (413,654)
  Net realized gain on investments                      6,987,390                         7,183,045
  Net unrealized appreciation of investments           18,513,513                        18,458,804
                                                   --------------                    --------------
Increase in net assets resulting from operations                    $   25,274,503                    $    25,228,195

Capital Stock transactions:
  Proceeds from Capital Stock sold                 $   90,278,196                    $   31,201,909
  Cost of Capital Stock repurchased                   (17,284,393)      72,993,803      (20,983,669)       10,218,240
                                                   --------------   --------------   --------------   ---------------
Total increase in net assets                                        $   98,268,306                    $    35,446,435

NET ASSETS
Beginning of year                                                      109,638,498                         74,192,063
                                                                    --------------                    ---------------

End of year                                                         $  207,906,804                    $   109,638,498
                                                                    ==============                    ===============

CHANGE IN CAPITAL STOCK  OUTSTANDING
Shares of Capital Stock sold                                             7,240,277                          3,301,409
Shares of Capital Stock repurchased                                     (1,422,239)                        (2,278,134)
                                                                    --------------                    ---------------
Increase in Capital Stock outstanding                                    5,818,038                          1,023,275
                                                                    ==============                    ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               ------------------------------------------------------------------
                                                                  2004          2003          2002          2001          2000
                                                               ----------    ----------    ----------    ----------    ----------
Per share operating performance:
Net asset value at beginning of year                           $    10.79    $     8.12    $     8.00    $     7.33    $     9.46
                                                               ----------    ----------    ----------    ----------    ----------

Income from investment operations:
  Net investment income (loss)                                 $    (0.01)   $    (0.04)   $    (0.03)   $     0.08    $     0.13
  Net realized and unrealized gain (loss) on
   investment securities                                             2.23          2.71          0.16          0.72         (2.17)
                                                               ----------    ----------    ----------    ----------    ----------

Total from investment operations                               $     2.22    $     2.67    $     0.13    $     0.80    $    (2.04)
                                                               ----------    ----------    ----------    ----------    ----------

Less dividends from net investment income                              --            --    $    (0.01)   $    (0.13)   $    (0.09)
                                                               ----------    ----------    ----------    ----------    ----------

Net asset value at end of year                                 $    13.01    $    10.79    $     8.12    $     8.00    $     7.33
                                                               ==========    ==========    ==========    ==========    ==========

Total investment return*                                            20.57%        32.88%         1.63%        11.11%       (21.73)%

Ratios/supplemental data:
Net assets at end of year (in 000's)                           $  207,907    $  109,638    $   74,192    $   67,078    $   73,235
Ratio of expenses to average net assets:
  Before reimbursement from Investment Adviser                       0.99%         1.15%         1.18%         1.28%         1.22%
  After reimbursement from Investment Adviser                        0.99%         1.15%         1.17%         1.20%         1.17%
Ratio of net investment income (loss) to average net assets:
  Before reimbursement from Investment Adviser                      (0.16)%       (0.47)%       (0.34)%        0.84%         1.18%
  After reimbursement from Investment Adviser                       (0.16)%       (0.47)%       (0.34)%        0.92%         1.22%

Portfolio turnover rate                                                16%           17%           14%           16%           76%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $55,682,146 for the year ended September 30, 2004. Realized gains or losses are based on the specific identification method. There were no material differences between the amounts reported in the financial statements at September 30, 2004 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2004 for federal income tax purposes was $42,535,775 and $4,819,942, respectively. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $162,553,291 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $90,097,712 in 2007; $1,128,157 in 2008; and $71,327,422 in 2009. During the year ended September 30, 2004, the Fund reclassified $226,400 from accumulated net loss to additional paid in capital to align financial reporting with tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 2004, the Fund paid aggregate fees, excluding expenses, of $36,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2004, the Fund collected $97,375 in redemption fees.

NOTE 5 -- DISTRIBUTOR

     For the year ended September 30, 2004, FPA Fund Distributors, Inc. ("Distributors"), a wholly owned subsidiary of the Adviser, received $12,684 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., (the "Fund"), including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Paramount Fund, Inc., for each of the three years in the period ended September 30, 2002 were audited by other auditors whose report, dated November 12, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

     In our opinion, the 2003 and 2004 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
November 8, 2004

                           SHAREHOLDER EXPENSE EXAMPLE
                               September 30, 2004
                                   (unaudited)

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    HYPOTHETICAL
                                                                    PERFORMANCE
                                                                    (5% RETURN
                                                    ACTUAL            BEFORE
                                                 PERFORMANCE         EXPENSES)
                                                 -----------        ------------
Beginning Account Value
   March 31, 2004                                $  1,000.00        $   1,000.00
Ending Account Value
   September 30, 2004                            $  1,035.00        $   1,020.23
Expenses Paid During
   Period*                                       $      4.80        $       4.77

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2004 (183/365 days).

                        DIRECTOR AND OFFICER INFORMATION

                                   POSITIONS(S)                                          PORTFOLIOS IN
                                    WITH FUND/            PRINCIPAL OCCUPATION(S)        FUND COMPLEX
     NAME, AGE & ADDRESS           YEARS SERVED           DURING THE PAST 5 YEARS          OVERSEEN         OTHER DIRECTORSHIPS
------------------------------  -----------------  ------------------------------------  -------------  ---------------------------
Williard H. Altman, Jr. - (69)  Director*          Retired, Formerly, until 1995,              6
11400 W. Olympic Blvd., #1200   Years Served:  2   Partner of Ernst & Young LLP, a
Los Angeles, CA 90064                              public accounting firm.

Leonard Mautner - (87)          Director*          President, Leonard Mautner                  2
11400 W. Olympic Blvd., #1200   Years Served: 23   Associates; and General Partner,
Los Angeles, CA 90064                              Goodman & Mautner Ltd.

John H. Rubel - (84)            Director*          President, John H. Rubel and                1
11400 W. Olympic Blvd., #1200   Years Served: 26   Associates, Inc.
Los Angeles, CA 90064

John P. Shelton (84)            Director*          Professor Emeritus at UCLA Graduate         1        Genisco Systems, Inc.
11400 W. Olympic Blvd., #1200   Years Served: 27   School of Management.
Los Angeles, CA 90064

Eric S. Ende - (60)             Director*          Senior Vice President of the                3
11400 W. Olympic Blvd., #1200   President &        Adviser.
Los Angeles, CA 90064           Portfolio Manager
                                Years Served:  4

Steven R. Geist (50)            Executive Vice     Vice President of the Adviser.
11400 W. Olympic Blvd., #1200   President &
Los Angeles, CA 90064           Portfolio Manager
                                Year Served:   4

J. Richard Arwood - (44)        Treasurer          Principal and Chief Operating                        First Pacific Advisors Inc.
11400 W. Olympic Blvd., #1200   Years Served:  7   Officer of the Adviser. President                    and FPA Fund
Los Angeles, CA 90064                              and Chief Executive Officer of FPA                   Distributors, Inc.
                                                   Fund Distributors, Inc.

Sherry Sasaki - (49)            Secretary          Assistant Vice President and
11400 W. Olympic Blvd., #1200   Years Served: 22   Secretary of the Adviser and of FPA
Los Angeles, CA 90064                              Fund Distributors, Inc.

Christopher H. Thomas - (47)    Assistant          Vice President and Controller of the                 FPA Fund
11400 W. Olympic Blvd., #1200   Treasurer          Adviser and of FPA Fund                              Distributors, Inc.
Los Angeles, CA 90064           Years Served:  9   Distributors, Inc.

* Directors serve until their resignation, removal or retirement.

                            FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

TICKER SYMBOL: FPRAX
CUSIP: 302546106


This report has been prepared for the information of shareholders of FPA Paramount, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

Item 2.   Code of Ethics.

          (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                          2003            2004
          (a)      Audit Fees             $  22,000       $  23,000
          (b)      Audit Related Fees           -0-             -0-
          (c)      Tax Fees               $   5,000       $   5,250
          (d)      All Other Fees               -0-             -0-

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

          (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

          (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
                   (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.   Audit Committee of Listed Registrants. Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

          (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

          (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.  Exhibits.

          (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

          (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

          (a)(3)   Not Applicable

          (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ ERIC S. ENDE
   ------------------------------
    Eric S. Ende, President

Date:  December 7, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ J. RICHARD ATWOOD
   -----------------------------
    J. Richard Atwood, Treasurer

Date:  December 7, 2004